UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

              Investment Company Act file number_811-06336

Franklin Templeton International Trust
(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA  94403-1906
(Address of principal executive offices)           (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code:_650 312-2000

Date of fiscal year end: 10/31

Date of reporting period: 4/30/16

Item 1. Reports to Stockholders.

Semiannual Report
and Shareholder Letter
April 30, 2016

Franklin India Growth Fund

A SERIES OF FRANKLIN TEMPLETON INTERNATIONAL TRUST

Sign up for electronic delivery at franklintempleton.com/edelivery

Contents
Semiannual Report
Franklin India Growth Fund	3
Performance Summary	7
Your Fund’s Expenses	10
Financial Highlights and Statement of Investments	12
Financial Statements	17
Notes to Financial Statements	20
FT (Mauritius) Offshore Investments Limited	26
Shareholder Information	36

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Franklin India Growth Fund

This semiannual report for Franklin India Growth Fund covers the period ended April 30, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital appreciation by investing under normal market conditions at least 80% of its net assets in securities of “Indian companies,” which are defined as those organized under the laws of, with a principal office in, or for which the principal trading market for their securities is in India, that derive 50% or more of total revenue or profit from goods or services produced or sales made in India, or that have 50% or more of their assets in India.1 The Fund invests in the securities of Indian companies by investing in shares of wholly-owned collective investment vehicle registered with and regulated by the Mauritius Financial Services Commission.

Performance Overview

The Fund’s Class A shares had a -2.37% cumulative total return for the six months under review. In comparison, the MSCI India Index had a -4.43% total return.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

Indian equity markets, as measured by the MSCI India Index, declined from November through February, driven by the beginning of policy normalization by the U.S. Federal Reserve (Fed), crude oil prices falling to decade lows and lackluster corporate results. Economic growth indicators including inflation and industrial production disappointed the markets during that portion of the review period, adding to negative sentiments. Foreign portfolio investor outflows from Indian equities were also significant, but markets showed signs of recovery starting in March, aided by rising prices for crude oil and other commodities in anticipation of improved Chinese demand. Positive economic data from China and an unchanged stance on interest rates by the Fed in March and April enhanced global risk sentiment. Record inflows into Indian equity markets in March from foreign portfolio investors, together with

1. The Fund currently invests indirectly in Indian companies through FT (Mauritius) Offshore Investments Limited, a wholly owned, collective investment vehicle registered in the Republic of Mauritius.
2. Source: Morningstar.
The index is unmanaged and includes reinvested dividends. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 16.

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some positive inflows in April, resulted in net inflows during the six months under review. Mutual funds remained net investors in the Indian equity markets during the period. Indian equities also gained during March and through period-end, reducing earlier losses.

Economic data largely improved during the period as indicated by easing inflation, growing industrial production and lower deficits. India’s index of industrial production showed a 2% annual increase in February, reversing a contraction trend during the prior three months.3 During India’s past fiscal year (April 2015 through March 2016), industrial production also rose 2.4%.3 Production of capital goods and consumer non-durables declined by 2.9% and 1.7%, respectively, while production of consumer durables grew 11.2%.3 India’s purchasing managers’ index for manufacturing slipped in April from the previous month, reflecting slower growth of output, although growth in new orders continued.3

India’s fiscal deficit for April 2015 through February 2016 came in at 107.1% of the budgeted estimate, which remained closer to the estimate than during the prior year.3 India’s current account deficit for the period of April through December 2015 narrowed to 1.4% of gross domestic product (GDP), from 1.7% of GDP for the same period during the prior year.3 India’s trade deficit in April was the lowest since March 2011 as exports shrank by 6.74% and imports fell 23.1% in March 2016 on a year-over-year basis.4

What is a current account?
A current account is that part of the balance of payments where all of one country’s international transactions in goods and serv-
ices are recorded.

What is balance of payments?
Balance of payments is a record of all of a country’s exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a coun-
try evaluate its competitive strengths and weaknesses and
forecast the strength of its currency.

In line with general market expectations, the Royal Bank of India (RBI), in its monetary policy review in April, reduced its bank lending rate by 25 basis points (bps) to 6.5%. The RBI narrowed its policy rate corridor from 100 bps to 50. Accordingly, the bank increased its reverse bank lending rate by 25 bps to 6.0% and reduced its marginal standing facility rate by 75 bps to 7.0%. The RBI also lowered the minimum daily required maintenance of the cash reserve ratio from 95% to 90%. The move toward maintaining a neutral level of liquidity, away from the deficit stance adopted until recently, was aimed at increasing durable liquidity in the system, which we believe bodes well for quicker rate cuts. In our opinion, for the RBI to continue with an accommodative monetary stance, it will look for cues on the inflation trajectory, containment of core inflation, signs of a favorable monsoon season, and better transmission of bank lending rate cuts. Liquidity in the system improved and government bond yields eased over the past quarter even as the short maturity segment of yields declined sharply.

Annual consumer price index inflation for April came in higher at 5.4% compared with 4.8% in the prior month,3 primarily due to higher food prices. Annual wholesale price index inflation, while still negative on average during the past year, firmed up in April as the fuel and non-food manufacturing segments continued to experience deflation. Global crude oil prices strengthened in March and April, boosting market sentiment.

Investment Strategy

We are research-driven, fundamental investors pursuing a growth strategy. As bottom-up investors focusing primarily on individual securities, we seek to invest in companies whose current market price, in our opinion, does not reflect future growth prospects. We look for companies that have identifiable drivers of future earnings growth and that present, in our opinion, the best trade-off between potential earnings growth, business and financial risk, and valuation. Our philosophy includes favoring companies that have competitive advantages through leading-edge products, intellectual property, product positioning, unique market niches, brand identity, solid management teams, strong balance sheets, above-average or rising margins, and strong returns on capital invested in the business. In choosing equity investments, we also consider such factors as the company’s financial strength, management’s expertise, the company’s growth potential within the industry, and the industry’s growth potential.

3. Source: Central Statistics Office, India.
4. Source: Ministry of Finance, India.

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Top 10 Holdings[1]
4/30/16
Company	% of Total
Sector/Industry	Net Assets
HDFC Bank Ltd.	5.7%
Banks
Infosys Ltd.	5.5%
IT Services
Sun Pharmaceutical Industries Ltd.	5.0%
Pharmaceuticals
Tata Motors Ltd.	4.9%
Automobiles
IndusInd Bank Ltd.	4.1%
Banks
HCL Technologies Ltd.	4.0%
IT Services
Kotak Mahindra Bank Ltd.	4.0%
Banks
Yes Bank Ltd.	3.6%
Banks
Axis Bank Ltd.	3.5%
Banks
Hindustan Unilever Ltd.	3.4%
Household Products

Manager’s Discussion

We sought to identify companies that we considered to be favorably positioned to gain from India’s potential consumption and services growth over the medium to long term. Even as domestic growth indicators continued to provide mixed signals, structural strength of the Indian economy remained robust on account of consumption-led growth and relative resilience of the Indian rupee to global volatility. India’s economy was also helped by favorable demographics and rising income levels along with factors such as the forecast of a favorable monsoon season, revival in government capital expenditure and benign inflation. Apart from consumption, another growth driver for the economy could be private sector investments. We sought to position our portfolio with companies that we believed could benefit from these opportunities.

During the six months under review, the Fund’s overweighted positions and stock selection in financials, industrials and consumer discretionary contributed to the Fund’s performance relative to the MSCI India Index.5 Stock selection in the telecommunication services and energy sectors also added to the Fund’s relative performance.6 However, stock selection in the information technology (IT) and health care sectors and an underweighted allocation to the consumer staples sector detracted from relative results.7

On an absolute basis, the Fund’s position in Yes Bank was a key contributor to performance due to strong retail franchise growth as well as resilient asset quality as measured by an RBI audit. After the RBI audit, slippages picked up only marginally. Strong growth in current account savings accounts (CASA), asset growth and pickup in net interest margins led to a strong performance of the stock during the review period. IndusInd Bank was another top contributor within the financials sector. We expect this fast-growing retail bank to see the next round of growth coming from its corporate business led by market share gains in large corporate lending, government cash management and foreign exchange fees. Transition to a marginal cost of funds-based lending rate may offer IndusInd the opportunity to realign benchmark rates to a more competitive level and gain market share from public sector undertakings (PSUs, also known as stated-owned enterprises). CASA scale-up and the ability to cross-sell may also help. Initiatives in the areas of bond collection for large PSUs and export/import trade remittances can help support growth. These positives led to strong stock performance. Mahindra and Mahindra Financial Services (MMFS) also contributed to Fund performance.

MMFS posted fourth-quarter profit growth and managed to pull back nonperforming loans, while gaining on strong net interest income growth. These factors supported the stock’s performance during the period.

Key detractors from absolute Fund performance over the period under review were leading health care company Dr. Reddy’s Laboratories, PSU bank State Bank of India (SBI) and IT firm HCL Technologies. First calendar quarter 2016 sales for Dr. Reddy’s continued to be under pressure due to the lack of new launches and incremental competition in base products resulting in lower sales of its injectable products. The stock corrected significantly during the period. While third-quarter results for HCL Technologies were in line with estimates, near-term headwinds in the financial services sector and continued pressure on application services capped gains. There was a

5. The financials sector comprises banks, capital markets, consumer finance and diversified financial services in the SOI. The industrials sector comprises construction and engineering, electrical equipment and machinery in the SOI. The consumer discretionary sector comprises auto components; automobiles; hotels, restaurants and leisure;
media; multiline retail; and textiles, apparel and luxury goods in the SOI.
6. The telecommunication services sector comprises wireless telecommunication services in the SOI. The energy sector comprises oil, gas and consumable fuels in the SOI.
7. The IT sector comprises IT services in the SOI. The health care sector comprises pharmaceuticals in the SOI. The consumer staples sector comprises food products and household products in the SOI.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN INDIA G ROWTH FUND

marked slowdown in the company’s constant currency revenue growth during the third quarter. New acquisitions, pricing intensity, wage hikes and elevated investments in new growth bets led to margin pressures. These factors led to an under-performance in the stock during the period under review. SBI was negatively affected by an asset quality review mandated by RBI for banks that resulted in the bank recognizing half of its non-performing assets. SBI subsequently reported a significant decline in its net profit during the last quarter of 2015, due to the substantial increase in bad loans. A rise in non-performing assets entailed extensive provisioning and hindered the stock price during recent months. Our overweighted position in the stock hurt relative Fund performance.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended April 30, 2016, the U.S. dollar rose in value relative to the Indian rupee. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities denominated in the Indian rupee.

Thank you for your continued participation in Franklin India Growth Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN INDIA G ROWTH FUND

Performance Summary as of April 30, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value

Share Class (Symbol)	4/30/16	10/31/15		Change
A (FINGX)	$11.94	$12.23	-$	0.29
C (FINDX)	$11.32	$11.64	-$	0.32
R6 (N/A)	$12.24	$12.51	-$	0.27
Advisor (FIGZX)	$12.19	$12.48	-$	0.29

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FRANKLIN INDIA G ROWTH FUND
PERFORMANCE SUMMARY

Performance as of 4/30/161

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;
Class R6/Advisor Class: no sales charges.

				Average Annual
	Cumulative	Average Annual	Value of $10,000	Total Return	Total Annual Operating Expenses[6]
Share Class	Total Return[2]	Total Return[3]	Investment[4]	(3/31/16)[5]	(with waiver)	(without waiver)
A					1.65%	2.04%
6-Month	-2.37%	-8.01%	$9,199
1-Year	-4.25%	-9.75%	$9,025	-16.94%
5-Year	+13.20%	+1.30%	$10,668	+0.84%
Since Inception (1/31/08)	+26.22%	+2.13%	$11,897	+1.86%
C					2.40%	2.79%
6-Month	-2.75%	-3.72%	$9,628
1-Year	-4.95%	-5.90%	$9,410	-13.37%
5-Year	+9.22%	+1.78%	$10,922	+1.33%
Since Inception (1/31/08)	+19.05%	+2.14%	$11,905	+1.88%
R6					1.24%	1.63%
6-Month	-2.16%	-2.16%	$9,784
1-Year	-3.77%	-3.77%	$9,623	-11.41%
Since Inception (5/1/13)	+32.07%	+9.72%	$13,207	+9.14%
Advisor					1.40%	1.79%
6-Month	-2.32%	-2.32%	$9,768
1-Year	-4.02%	-4.02%	$9,598	-11.57%
5-Year	+14.74%	+2.79%	$11,474	+2.35%
Since Inception (1/31/08)	+29.19%	+3.15%	$12,919	+2.90%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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FRANKLIN INDIA G ROWTH FUND

PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets involve heightened risks related to the same factors, in addition to risks associated with these companies’ smaller size, lesser liquidity and the potential lack of established legal, political, business and social frameworks to support securities markets in the countries in which they operate. The Fund may also experience greater volatility than a fund that is more broadly diversified geographically. The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has an expense reduction contractually guaranteed through at least 2/28/17. The transfer agent has contractually agreed to cap transfer agency fees for Class R6 shares so that transfer agency fees for that class do not exceed 0.01% until at least 2/28/17. Fund investment results reflect the expense reduction and fee cap, to the extent applicable; without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. In periods of market vola-
tility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN INDIA G ROWTH FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 11/1/15	Value 4/30/16	Period* 11/1/15–4/30/16
A
Actual	$1,000	$976.30	$8.11
Hypothetical (5% return before expenses)	$1,000	$1,016.66	$8.27
C
Actual	$1,000	$972.50	$11.77
Hypothetical (5% return before expenses)	$1,000	$1,012.93	$12.01
R6
Actual	$1,000	$978.40	$6.10
Hypothetical (5% return before expenses)	$1,000	$1,018.70	$6.22
Advisor
Actual	$1,000	$976.80	$6.88
Hypothetical (5% return before expenses)	$1,000	$1,017.90	$7.02

*Expenses are calculated using the most recent expense ratio, net of expense waivers, annualized for each class (A: 1.65%; C: 2.40%;
R6: 1.24%; and Advisor: 1.40%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

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Financial Highlights
Franklin India Growth Fund
	Six Months Ended		Year Ended October 31,
	April 30, 2016
	(unaudited)	2015	2014	2013	2012	2011
Class A
Per share operating performance[a]
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.23	$12.37	$8.55	$8.73	$9.45	$11.34
Income from investment operations[b]:
Net investment income (loss)[c]	0.03 [d]	(0.10)	0.02 [e]	(0.01)	(0.04)	(0.06)
Net realized and unrealized gains (losses)	(0.32)	0.04	3.80	(0.17)	(0.55)	(1.56)
Total from investment operations	(0.29)	(0.06)	3.82	(0.18)	(0.59)	(1.62)
Less distributions from:
Net investment income	—	(0.08)	—	—	—	—
Net realized gains	—	—	—	—	(0.13)	(0.27)
Total distributions	—	(0.08)	—	—	(0.13)	(0.27)
Net asset value, end of period	$11.94	$12.23	$12.37	$8.55	$8.73	$9.45

Total return[f]	(2.37)%	(0.49)%	44.68%	(2.06)%	(6.02)%	(14.53)%

Ratios to average net assets[a,g]
Expenses before waiver and payments by affiliates	2.14%	2.08%	2.25%	2.26%	2.21%	2.25%
Expenses net of waiver and payments by affiliates	1.65%	1.69%	1.65%	1.68%	1.68%	1.70%
Net investment income (loss)	0.58%[d]	(0.77)%	0.22%[e]	(0.07)%	(0.43)%	(0.62)%

Supplemental data
Net assets, end of period (000’s)	$55,694	$66,035	$53,230	$25,025	$31,555	$38,079
Portfolio turnover rate[h]	6.32%	46.88%	35.48%	16.95%	41.30%	39.07%

aThe per share amounts and ratios include income and expenses of the Portfolio.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income (loss) per share includes approximately $0.09 per share related to a corporate action in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.95)%.
eNet investment income per share includes approximately $0.02 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 0.04%.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hIncludes the Portfolio’s rate of turnover.

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FRANKLIN TEMPLETON INTERNATIONAL TRUST
FINANCIAL H IGHLIGHTS

Franklin India Growth Fund (continued)
	Six Months Ended		Year Ended October 31,
April 30, 2016
	(unaudited)	2015	2014	2013	2012	2011
Class C
Per share operating performance[a]
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.64	$11.81	$8.22	$8.45	$9.22	$11.15
Income from investment operations[b]:
Net investment income (loss)[c]	(0.01)[d]	(0.18)	(0.05)[e]	(0.07)	(0.09)	(0.13)
Net realized and unrealized gains (losses)	(0.31)	0.05	3.64	(0.16)	(0.55)	(1.53)
Total from investment operations	(0.32)	(0.13)	3.59	(0.23)	(0.64)	(1.66)
Less distributions from:
Net investment income	—	(0.04)	—	—	—	—
Net realized gains	—	—	—	—	(0.13)	(0.27)
Total distributions	—	(0.04)	—	—	(0.13)	(0.27)
Net asset value, end of period	$11.32	$11.64	$11.81	$8.22	$8.45	$9.22

Total return[f]	(2.75)%	(1.14)%	43.67%	(2.72)%	(6.71)%	(15.06)%

Ratios to average net assets[a,g]
Expenses before waiver and payments by affiliates	2.89%	2.79%	2.95%	2.98%	2.93%	2.95%
Expenses net of waiver and payments by affiliates	2.40%	2.40%	2.35%	2.40%	2.40%	2.40%
Net investment income (loss)	(0.17)%[d]	(1.48)%	(0.48)%[e]	(0.79)%	(1.15)%	(1.32)%

Supplemental data
Net assets, end of period (000’s)	$15,845	$17,754	$11,655	$6,078	$9,201	$11,192
Portfolio turnover rate[h]	6.32%	46.88%	35.48%	16.95%	41.30%	39.07%

aThe per share amounts and ratios include income and expenses of the Portfolio.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income (loss) per share includes approximately $0.09 per share related to a corporate action in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (1.70)%.
eNet investment income (loss) per share includes approximately $0.02 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.66)%.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hIncludes the Portfolio’s rate of turnover.

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FRANKLIN TEMPLETON INTERNATIONAL TRUST
FINANCIAL H IGHLIGHTS

Franklin India Growth Fund (continued)
	Six Months Ended	Year Ended October 31,
	April 30, 2016
	(unaudited)	2015	2014	2013 [a]
Class R6
Per share operating performance[b]
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.51	$12.63	$8.68	$9.35
Income from investment operations[c]:
Net investment income (loss)[d]	0.06 [e]	(0.04)	0.07 [f]	0.02
Net realized and unrealized gains (losses)	(0.33)	0.03	3.88	(0.69)
Total from investment operations	(0.27)	(0.01)	3.95	(0.67)
Less distributions from net investment income	—	(0.11)	—	—
Net asset value, end of period	$12.24	$12.51	$12.63	$8.68

Total return[g]	(2.16)%	(0.07)%	45.51%	(7.17)%

Ratios to average net assets[b,h]
Expenses before waiver and payments by affiliates	1.67%	1.63%	1.80%	1.78%
Expenses net of waiver and payments by affiliates	1.24%	1.24%	1.20%	1.20%
Net investment income (loss)	1.00%[e]	(0.32)%	0.67%[f]	0.41%

Supplemental data
Net assets, end of period (000’s)	$11,525	$12,102	$740	$459
Portfolio turnover rate[i]	6.32%	46.88%	35.48%	16.95%

aFor the period May 1, 2013 (effective date) to October 31, 2013.
bThe per share amounts and ratios include income and expenses of the Portfolio.
cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
dBased on average daily shares outstanding.
eNet investment income (loss) per share includes approximately $0.09 per share related to a corporate action in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.53)%.
fNet investment income per share includes approximately $0.02 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 0.49%.
gTotal return is not annualized for periods less than one year.
hRatios are annualized for periods less than one year.
iIncludes the Portfolio’s rate of turnover.

14 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN TEMPLETON INTERNATIONAL TRUST
FINANCIAL H IGHLIGHTS

Franklin India Growth Fund (continued)
	Six Months Ended		Year Ended October 31,
	April 30, 2016
	(unaudited)	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance[a]
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.48	$12.60	$8.68	$8.83	$9.54	$11.41
Income from investment operations[b]:
Net investment income (loss)[c]	0.05 [d]	(0.06)	0.05 [e]	0.02	(0.01)	(0.03)
Net realized and unrealized gains (losses)	(0.34)	0.04	3.87	(0.17)	(0.57)	(1.57)
Total from investment operations	(0.29)	(0.02)	3.92	(0.15)	(0.58)	(1.60)
Less distributions from:
Net investment income	—	(0.10)	—	—	—	—
Net realized gains	—	—	—	—	(0.13)	(0.27)
Total distributions	—	(0.10)	—	—	(0.13)	(0.27)
Net asset value, end of period	$12.19	$12.48	$12.60	$8.68	$8.83	$9.54

Total return[f]	(2.32)%	(0.11)%	45.16%	(1.70)%	(5.75)%	(14.26)%

Ratios to average net assets[a,g]
Expenses before waiver and payments by affiliates	1.89%	1.79%	1.95%	1.98%	1.93%	1.95%
Expenses net of waiver and payments by affiliates	1.40%	1.40%	1.35%	1.40%	1.40%	1.40%
Net investment income (loss)	0.83%[d]	(0.48)%	0.52%[e]	0.21%	(0.15)%	(0.32)%

Supplemental data
Net assets, end of period (000’s)	$24,079	$34,113	$41,740	$28,340	$30,642	$42,915
Portfolio turnover rate[h]	6.32%	46.88%	35.48%	16.95%	41.30%	39.07%

aThe per share amounts and ratios include income and expenses of the Portfolio.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income (loss) per share includes approximately $0.09 per share related to a corporate action in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.70)%.
eNet investment income per share includes approximately $0.02 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 0.34%.
fTotal return is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hIncludes the Portfolio’s rate of turnover.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 15

FRANKLIN TEMPLETON INTERNATIONAL TRUST

Statement of Investments, April 30, 2016 (unaudited)
Franklin India Growth Fund
	Shares	Value
Common Stocks (Cost $1,505,544) 2.2%
IT Services 2.2%
[a] Cognizant Technology Solutions Corp., A (United States)	40,000	$2,334,800
Management Investment Companies (Cost $72,500,994) 97.4%
Diversified Financial Services 97.4%
[a] FT (Mauritius) Offshore Investments Ltd. (India)	7,915,157	104,328,487
Total Investments (Cost $74,006,538) 99.6%		106,663,287
Other Assets, less Liabilities 0.4%		479,876
Net Assets 100.0%		$107,143,163

aNon-income producing.

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FRANKLIN TEMPLETON INTERNATIONAL TRUST

Financial Statements

Statement of Assets and Liabilities
April 30, 2016 (unaudited)

Franklin India Growth Fund
Assets:
Investments in securities:
Cost	$1,505,544
Value	$2,334,800
Investment in FT (Mautitius) Offshore Investments Limited (Note 1)	104,328,487
Total value of investments	$106,663,287
Cash	406,680
Receivables:
Investment securities sold	953,227
Capital shares sold	176,498
Other assets	63
Total assets	108,199,755
Liabilities:
Payables:
Capital shares redeemed	996,692
Distribution fees	24,390
Transfer agent fees	27,964
Accrued expenses and other liabilities	7,546
Total liabilities	1,056,592
Net assets, at value	$107,143,163
Net assets consist of:
Paid-in capital	$92,141,319
Undistributed net investment income (loss)	(436,167)
Net unrealized appreciation (depreciation)	19,341,135
Accumulated net realized gain (loss)	(3,903,124)
Net assets, at value	$107,143,163
Class A:
Net assets, at value	$55,693,998
Shares outstanding	4,664,646
Net asset value per share[a]	$11.94
Maximum offering price per share (net asset value per share ÷ 94.25%)	$12.67
Class C:
Net assets, at value	$15,844,916
Shares outstanding	1,400,011
Net asset value and maximum offering price per share[a]	$11.32
Class R6:
Net assets, at value	$11,525,136
Shares outstanding	941,962
Net asset value and maximum offering price per share	$12.24
Advisor Class:
Net assets, at value	$24,079,113
Shares outstanding	1,974,837
Net asset value and maximum offering price per share	$12.19
[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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The accompanying notes are an integral part of these financial statements. | Semiannual Report 17

F R A N K L I N T E M P L E T O N I N T E R N A T I O N A L T R U S T
F I N A N C I A L S T A T E M E N T S

Statement of Operations
for the six months ended April 30, 2016 (unaudited)

Franklin India Growth Fund

Net investment income allocated from FT (Mauritius) Offshore Investments Limited:
Dividends	$1,216,503
Expenses	(601,397)
Net investment income allocated from FT (Mauritius) Offshore Investments Limited	615,106
Expenses:
Management fees (Note 3a)	207,250
Distribution fees: (Note 3c)
Class A	70,054
Class C	78,855
Transfer agent fees: (Note 3e)
Class A	61,833
Class C	17,394
Class R6	46
Advisor Class	28,406
Custodian fees (Note 4)	6
Reports to shareholders	19,680
Registration and filing fees	45,457
Professional fees	30,086
Trustees’ fees and expenses	3,936
Other	3,062
Total expenses	566,065
Expenses waived/paid by affiliates (Note 3f)	(264,512)
Net expenses	301,553
Net investment income	313,553
Realized and unrealized gains (losses) on investments allocated from FT (Mauritius) Offshore Investments Limited:
Net realized gain (loss) from:
Investments	1,080,214
Foreign currency transactions	(120,590)
Net realized gain (loss)	959,624
Net change in unrealized appreciation (depreciation):
Investments[a]	(5,231,916)
Translation of assets and liabilities denominated in foreign currencies	(3,477)
Net change in unrealized appreciation (depreciation)	(5,235,393)
Net realized and unrealized gain (loss)	(4,275,769)
Net increase (decrease) in net assets resulting from operations	$(3,962,216)

aIncludes $(389,600) of change in unrealized depreciation of other investments held by Franklin India Growth Fund.

18 Semiannual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN TEMPLETON INTERNATIONAL TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin India Growth Fund

	Six Months Ended
	April 30, 2016	Year Ended
	(unaudited)	October 31, 2015
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$313,553	$(1,017,745)
Net realized gain (loss)	959,624	5,169,477
Net change in unrealized appreciation (depreciation)	(5,235,393)	(7,330,513)
Net increase (decrease) in net assets resulting from operations	(3,962,216)	(3,178,781)
Distributions to shareholders from:
Net investment income:
Class A	—	(377,153)
Class C	—	(39,821)
Class R6	—	(8,415)
Advisor Class	—	(360,434)
Total distributions to shareholders	—	(785,823)
Capital share transactions: (Note 2)
Class A	(8,344,335)	15,278,467
Class C	(1,319,572)	6,853,944
Class R6	(342,189)	11,877,693
Advisor Class	(8,893,159)	(7,405,417)
Total capital share transactions	(18,899,255)	26,604,687
Net increase (decrease) in net assets	(22,861,471)	22,640,083
Net assets:
Beginning of period	130,004,634	107,364,551
End of period	$107,143,163	$130,004,634
Undistributed net investment income (loss) included in net assets, end of period	$(436,167)	$—
Distributions in excess of net investment income included in net assets, end of period	$—	$(749,720)

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 19

FRANKLIN TEMPLETON INTERNATIONAL TRUST

Notes to Financial Statements (unaudited)

Franklin India Growth Fund

1. Organization and Significant Accounting Policies

Franklin Templeton International Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of one fund, Franklin India Growth Fund (Fund), and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers four classes of shares: Class A, Class C, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The Fund operates using a “master fund/feeder fund” structure and primarily invests indirectly in the securities of Indian companies through FT (Mauritius) Offshore Investments Limited (Portfolio), an entity registered with and regulated by the Mauritius Financial Services Commission, which shares the same investment objective as the Fund. The accounting policies of the Portfolio, including the Portfolio’s security valuation policies, will directly affect the recorded value of the Fund’s investment in the Portfolio. The financial statements of the Portfolio, including the Statement of Investments, are included elsewhere in this report, and should be read in conjunction with the Fund’s financial statements. At April 30, 2016, the Fund owned 100% of the outstanding shares of the Portfolio.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the

Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

The Fund’s investment in the Portfolio shares is valued at the Portfolio’s NAV per share. Valuation of securities by the Portfolio is discussed in Note 1(a) of the Portfolio’s Notes to Financial Statements.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

20 Semiannual Report

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FRANKLIN TEMPLETON INTERNATIONAL TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin India Growth Fund (continued)

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of April 30, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

The Fund’s investment in the Portfolio may be subject to income and withholding taxes in Mauritius and/or India which are discussed in Note 1(c) of the Portfolio’s Notes to Financial Statements.

The India tax law also includes provisions that impose tax on certain transfers of shares of non-Indian companies that substantially derive their value from Indian assets. Uncertainty exists with respect to the application of this law on investment structures such as the Fund and the Portfolio. However, based on judgment and analysis of the facts and circumstances, management currently believes that the provisions are not likely to have a material impact on the Fund and the Portfolio.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions, including investments in the Portfolio, are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

The Fund records its proportionate share of the Portfolio’s income, expenses and realized and unrealized gains and losses daily. In addition, the Fund accrues its own expenses.

d. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

e. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At April 30, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	April 30, 2016		October 31, 2015

	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	391,496	$4,462,663	4,401,766	$57,121,638
Shares issued in reinvestment of distributions	—	—	29,663	360,698
Shares redeemed	(1,125,077)	(12,806,998)	(3,335,562)	(42,203,869)
Net increase (decrease)	(733,581)	$(8,344,335)	1,095,867	$15,278,467

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Semiannual Report 21

FRANKLIN TEMPLETON INTERNATIONAL TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin India Growth Fund (continued)

2. Shares of Beneficial Interest (continued)
	Six Months Ended		Year Ended
	April 30, 2016		October 31, 2015
	Shares	Amount	Shares	Amount

Class C Shares:
Shares sold	163,750	$1,780,181	1,060,217	$13,152,190
Shares issued in reinvestment of distributions	—	—	3,132	36,455
Shares redeemed	(289,199)	(3,099,753)	(524,396)	(6,334,701)
Net increase (decrease)	(125,449)	$(1,319,572)	538,953	$6,853,944

Class R6 Shares:
Shares sold	162,755	$1,886,049	988,182	$12,871,996
Shares issued in reinvestment of distributions	—	—	679	8,415
Shares redeemed	(188,121)	(2,228,238)	(80,153)	(1,002,718)
Net increase (decrease)	(25,366)	$(342,189)	908,708	$11,877,693

Advisor Class Shares:
Shares sold	163,000	$1,858,248	1,768,232	$23,199,578
Shares issued in reinvestment of distributions	—	—	18,179	224,880
Shares redeemed	(922,398)	(10,751,407)	(2,365,084)	(30,829,875)
Net increase (decrease)	(759,398)	$(8,893,159)	(578,673)	$(7,405,417)

3. Transactions with Affiliates
Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments.
Certain officers and trustees of the Trust are also officers, and/or directors of the Portfolio and of the following subsidiaries:
Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees
The Fund pays an investment management fee to Advisers (directly and/or indirectly through the Portfolio). The total management fee is paid based on the average daily net assets of the Fund as follows:
Annualized Fee Rate	Net Assets
1.300%	Up to and including $1 billion
1.250%	Over $1 billion, up to and including $5 billion
1.200%	Over $5 billion, up to and including $10 billion
1.150%	Over $10 billion, up to and including $15 billion
1.100%	Over $15 billion, up to and including $20 billion
1.050%	In excess of $20 billion

For the period ended April 30, 2016, the annualized effective investment management fee rate was 1.300% of the Fund’s average daily net assets.

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FRANKLIN TEMPLETON INTERNATIONAL TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin India Growth Fund (continued)

Under a subadvisory agreement, TAML, an affiliate of Advisers, provides subadvisory services to the Fund. The subadvisory fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$11,395
CDSC retained	$3,487

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended April 30, 2016, the Fund paid transfer agent fees of $107,679, of which $58,133 was retained by Investor Services.

f. Waiver and Expense Reimbursements

Advisers and Investor Services have contractually agreed in advance to waive or limit their fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees) for Class A, Class C and Advisor Class of the Fund do not exceed 1.40%, and Class R6 does not exceed 1.24% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until February 28, 2017.

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Semiannual Report 23

FRANKLIN TEMPLETON INTERNATIONAL TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin India Growth Fund (continued)

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended April 30, 2016, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At October 31, 2015, the capital loss carry-forwards were as follows:

Capital loss carryforwards:
Short term	$2,346,695
Long term	989,474
Total capital loss carryforwards	$3,336,169

For tax purposes, the Fund may elect to defer any portion of a late-year ordinary loss to the first day of the following fiscal year. At October 31, 2015, the Fund deferred late-year ordinary losses of $724,317.

At April 30, 2016, the cost of investments and net unrealized appreciation (depreciation), including the holdings of the Portfolio, for income tax purposes were as follows:

Cost of investments	$86,329,755
Unrealized appreciation	$22,904,223
Unrealized depreciation	(5,012,243)
Net unrealized appreciation (depreciation)	$17,891,980

The Portfolio is a disregarded entity for United States federal income tax purposes.

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares and wash sales.

6. Investment Transactions

Purchases and sales of investments including transactions from the Portfolio (excluding short term securities) for the period ended April 30, 2016, aggregated $6,844,290 and $23,163,257, respectively.

7. Concentration of Risk

Investing in Indian equity securities through the Portfolio may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), differing legal standards and changing local and regional economic, political and social conditions, which may result in greater market volatility.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

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FRANKLIN TEMPLETON INTERNATIONAL TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin India Growth Fund (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the period ended April 30, 2016, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepay- ment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At April 30, 2016, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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Semiannual Report 25

FT (MAURITIUS) OFFSHORE INVESTMENTS LIMITED

Financial Highlights
(Expressed in U.S. Dollars)
	Six Months Ended		Year Ended October 31,
	April 30, 2016
	(unaudited)	2015	2014	2013	2012	2011
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.43	$13.49	$9.19	$9.37	$9.88	$11.52
Income from investment operations[a]:
Net investment income (loss)[b]	0.07 [c]	(0.02)	0.09 [d]	0.06	0.02	(0.01)
Net realized and unrealized gains (losses)	(0.32)	(0.04)	4.21	(0.24)	(0.53)	(1.63)
Total from investment operations	(0.25)	(0.06)	4.30	(0.18)	(0.51)	(1.64)
Net asset value, end of period	$13.18	$13.43	$13.49	$9.19	$9.37	$9.88

Total return[e]	(1.86)%	(0.44)%	46.79%	(1.92)%	(5.16)%	(14.24)%

Ratios to average net assets[f]
Expenses	1.13%	1.10%	1.12%	1.07%	1.08%	1.17%
Net investment income (loss)	1.16%[c]	(0.16)%	0.80%[d]	0.54%	0.19%	(0.08)%

Supplemental data
Net assets, end of period (000’s)	$104,328	$126,895	$105,258	$58,206	$70,010	$90,257
Portfolio turnover rate	6.32%	46.88%	35.48%	16.95%	41.30%	39.07%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Portfolio.
bBased on average daily shares outstanding.
cNet investment income (loss) per share includes approximately $0.10 per share related to a corporate action in connection with certain Portfolio holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.41)%.
dNet investment income per share includes approximately $0.02 per share related to income received in the form of special dividends in connection with certain Portfolio holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 0.62%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.

26 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FT (MAURITIUS) OFFSHORE INVESTMENTS LIMITED

Statement of Investments, April 30, 2016 (unaudited)

(Expressed in U.S. Dollars)

	Shares	Value
Common Stocks 97.7%
India 97.7%
Auto Components 1.8%
Bharat Forge Ltd	108,000	$1,297,616
Bosch Ltd	2,100	621,665
		1,919,281
Automobiles 8.2%
Mahindra & Mahindra Ltd	125,000	2,504,592
[a] Tata Motors Ltd	398,972	2,452,676
[a] Tata Motors Ltd., A	620,693	2,782,702
TVS Motor Co. Ltd	159,000	765,492
		8,505,462
Banks 26.0%
Axis Bank Ltd	526,336	3,743,158
HDFC Bank Ltd	358,400	6,109,615
ICICI Bank Ltd	522,000	1,862,054
IndusInd Bank Ltd	278,863	4,403,210
Kotak Mahindra Bank Ltd	393,000	4,242,948
State Bank of India	1,028,520	2,926,441
Yes Bank Ltd	271,213	3,850,032
		27,137,458
Capital Markets 1.0%
Motilal Oswal Financial Services Ltd	235,574	1,054,179
Chemicals 2.3%
Asian Paints Ltd	118,012	1,538,986
Coromandel International Ltd	178,000	600,519
Rallis India Ltd	88,000	257,738
		2,397,243
Construction & Engineering 3.9%
Larsen & Toubro Ltd	100,000	1,888,732
Voltas Ltd	489,500	2,162,848
		4,051,580
Construction Materials 4.0%
Ramco Cements Ltd	139,000	941,971
Shree Cements Ltd	5,400	1,031,939
Ultra Tech Cement Ltd	47,000	2,236,914
		4,210,824
Consumer Finance 2.2%
Mahindra & Mahindra Financial Services Ltd	518,000	2,339,463
Diversified Financial Services 1.8%
Credit Analysis and Research Ltd	123,000	1,872,067
Electrical Equipment 2.9%
Amara Raja Batteries Ltd	136,430	1,963,201
Havell’s India Ltd	208,800	1,044,228
		3,007,429

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Semiannual Report 27

FT (MAURITIUS) OFFSHORE INVESTMENTS LIMITED
STATEMENT OF INVESTMENTS (UNAUDITED)
(Expressed in U.S. Dollars)

		Shares	Value
	Common Stocks (continued)
	India (continued)
	Food Products 2.1%
	Britannia Industries Ltd	5,000	$215,474
	Kaveri Seed Co. Ltd	48,100	286,353
	Nestle India Ltd	19,000	1,637,678
			2,139,505
	Hotels, Restaurants & Leisure 1.0%
[a] Indian Hotels Co. Ltd		628,869	995,958
	Household Products 3.5%
	Hindustan Unilever Ltd	277,619	3,627,305
	IT Services 11.9%
	HCL Technologies Ltd	383,000	4,326,123
	Infosys Ltd	323,000	5,874,496
	Tata Consultancy Services Ltd	58,524	2,233,895
			12,434,514
	Machinery 3.2%
	Cummins India Ltd	197,405	2,630,511
[a] SKF India Ltd		35,000	667,169
			3,297,680
	Media 1.1%
	Jagran Prakashan Ltd	490,933	1,178,822
	Multiline Retail 1.2%
	Trent Ltd	50,000	1,278,726
	Oil, Gas & Consumable Fuels 2.9%
	Bharat Petroleum Corp. Ltd	204,848	3,016,031
	Pharmaceuticals 10.9%
	Cadila Healthcare Ltd	353,241	1,742,128
	Dr. Reddy’s Laboratories Ltd	68,000	3,161,912
	IPCA Laboratories Ltd	82,100	615,205
	Pfizer Ltd	17,934	469,385
	Sun Pharmaceutical Industries Ltd	437,000	5,337,380
			11,326,010
	Textiles, Apparel & Luxury Goods 2.8%
[a] Aditya Birla Fashion and Retail Ltd		455,568	1,011,947
	Titan Co. Ltd	364,778	1,954,437
			2,966,384
	Wireless Telecommunication Services 3.0%
	Bharti Airtel Ltd	572,000	3,131,014
	Total Common Stocks (Cost $83,376,869)		101,886,935
	Other Assets, less Liabilities 2.3%		2,441,552
	Net Assets 100.0%		$104,328,487

[a]Non-income producing.

28	Semiannual Report	franklintempleton.com

FT (MAURITIUS) OFFSHORE INVESTMENTS LIMITED

Financial Statements
(Expressed in U.S. Dollars)

Statement of Assets and Liabilities
April 30, 2016 (unaudited)

Assets:
Investments in securities:
Cost	$83,376,869
Value	$101,886,935
Cash	5,711
Foreign currency, at value (cost $3,922,812)	3,924,820
Total assets	105,817,466
Liabilities:
Payables:
Investment securities purchased	439,584
Capital shares redeemed	953,227
Management fees	80,542
Administrative fees	2,531
Accrued expenses and other liabilities	13,095
Total liabilities	1,488,979
Net assets, at value	$104,328,487
Shares outstanding	7,915,157
Net asset value per share	$13.18

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 29

F T ( M A U R I T I U S ) O F F S H O R E I N V E S T M E N T S L I M I T E D
F I N A N C I A L S T A T E M E N T S
(Expressed in U.S. Dollars)

Statement of Operations
for the six months ended April 30, 2016 (unaudited)

Investment income:
Dividends	$1,216,503
Expenses:
Management fees (Note 3a)	501,762
Administrative fees (Note 3b)	18,399
Custodian fees	46,770
Reports to shareholders	746
Professional fees	16,793
Directors’ fees and expenses	4,971
Other	11,956
Total expenses	601,397
Net investment income	615,106
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	1,080,214
Foreign currency transactions	(120,590)
Net realized gain (loss)	959,624
Net change in unrealized appreciation (depreciation) on:
Investments	(4,842,316)
Translation of other assets and liabilities denominated in foreign currencies	(3,477)
Net change in unrealized appreciation (depreciation)	(4,845,793)
Net realized and unrealized gain (loss)	(3,886,169)
Net increase (decrease) in net assets resulting from operations	$(3,271,063)

30 Semiannual Report | The accompanying notes are an integral part of these financial statements.

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FT (MAURITIUS) OFFSHORE INVESTMENTS LIMITED
FINANCIAL STATEMENTS
(Expressed in U.S. Dollars)

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2016	Year Ended
	(unaudited)	October 31, 2015
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$615,106	$(202,428)
Net realized gain (loss)	959,624	5,169,477
Net change in unrealized appreciation (depreciation)	(4,845,793)	(8,100,913)
Net increase (decrease) in net assets resulting from operations	(3,271,063)	(3,133,864)
Capital share transactions (Note 2)	(19,295,407)	24,770,596
Net increase (decrease) in net assets	(22,566,470)	21,636,732
Net assets:
Beginning of period	126,894,957	105,258,225
End of period	$104,328,487	$126,894,957

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 31

FT (MAURITIUS) OFFSHORE INVESTMENTS LIMITED

Notes to Financial Statements (unaudited)

(Expressed in U.S. Dollars)

1. Organization and Significant Accounting Policies

FT (Mauritius) Offshore Investments Limited (Portfolio) is registered with and regulated by the Mauritius Financial Services Commission and has elected to be treated as a disregarded entity for United States federal income tax purposes.

At April 30, 2016, Franklin India Growth Fund (Fund) owned 100% of the Portfolio.

The following summarizes the Portfolio’s significant accounting policies.

a. Financial Instrument Valuation

The Portfolio’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Portfolio calculates the net asset value per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Portfolio’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Portfolio to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

The Portfolio follows the Fund’s procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Portfolio. As a result, differences may arise between the value of the Portfolio’s securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Portfolio. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the

32 Semiannual Report

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FT (MAURITIUS) OFFSHORE INVESTMENTS LIMITED
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
(Expressed in U.S. Dollars)

value of the Portfolio’s securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Portfolio for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Portfolio may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Portfolio does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

The Portfolio conducts its investment activities in India as a tax resident of Mauritius and currently expects to obtain benefits under the double taxation treaty between Mauritius and India (Treaty). In order to obtain benefits under the Treaty, the Portfolio must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. Any company which is a tax resident of Mauritius is not subject to capital gains tax in India on the sale of Indian securities or withholdings taxes of dividends distributed by Indian companies to the extent that such a Mauritius company does not have a permanent establishment in India. The Portfolio has obtained a certificate of tax residence from the Mauritius tax authorities, has complied with the requirements of the Treaty, maintains its central management and control in Mauritius and therefore believes that it will be able to obtain benefits as a Mauritius resident under the Treaty. Accordingly, no provision for Indian capital gains taxes or dividend withholding taxes has been made.

The Portfolio holds a Category 1 Global Business License in Mauritius for the purpose of the Financial Services Act 2007 and under current laws and regulations, is subject to tax at the rate of 15% on its net income. However, the Portfolio is entitled to a deemed tax credit equivalent to the higher of actual foreign tax suffered or a presumed foreign tax equivalent of 80% of the Mauritian tax on its foreign source income. Thus, the effective tax rate in Mauritius should not exceed 3% (i.e. 15% less 80% of 15%). Indian companies making distributions are, however, liable to a dividend distribution tax equivalent to 20.358% of the dividends distributed. A company holding at least 5% of the share capital of an Indian company and receiving dividends from that Indian company may claim a credit for tax paid by the Indian company on its profits out of which the dividends were distributed including the dividend distribution tax. No Mauritian capital gains tax is payable on profits arising from sale of securities, and any dividends and redemption proceeds paid by the Portfolio to its shareholders will be exempt from withholding or other tax.

The Indian Finance Minister announced the introduction of a General Anti Avoidance Rule (GAAR) in the Indian tax law in the 2012/2013 budget. Subsequently, following representations made by stakeholders, the implementation of the GAAR provisions was deferred. The GAAR provisions are now expected to come into force effective April 1, 2017. Additionally, on May 10, 2016, the Governments of India and of Mauritius signed a protocol to amend the Treaty. Management is currently analyzing the impact to the Portfolio of this change to the Treaty.

The India tax law also includes provisions that impose tax on certain transfers of shares of non-Indian companies that substantially derive their value from Indian assets. Uncertainty exists with respect to the application of this law on investment structures such as the Portfolio and the Fund. However, based on judgment and analysis of the facts and circumstances,

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Semiannual Report 33

FT (MAURITIUS) OFFSHORE INVESTMENTS LIMITED
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
(Expressed in U.S. Dollars)

1. Organization and Significant Accounting

Policies (continued)

management currently believes that the provisions are not likely to have a material impact on the Portfolio and the Fund.

The Portfolio’s accounting policy in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) is to account for changes in tax laws when the laws are enacted.

d. Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Portfolio.

e. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Portfolio’s organizational documents, the Portfolio’s officers and directors are indemnified by the Portfolio against certain liabilities arising out of the performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts with service providers that contain general indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the Portfolio expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At April 30, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Portfolio’s shares were as follows:

	Six Months Ended		Year Ended
	April 30, 2016		October 31, 2015
	Shares	Amount	Shares	Amount
Shares sold	160,444	$1,984,900	4,601,933	$65,588,497
Shares redeemed	(1,694,290)	(21,280,307)	(2,953,131)	(40,817,901)
Net increase (decrease)	(1,533,846)	$(19,295,407)	1,648,802	$24,770,596

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company of Franklin Advisers, Inc. (Advisers) which is the investment manager of the Portfolio.

a. Management Fees

The Portfolio pays an investment management fee to Advisers (directly and/or indirectly through the Fund). The total management fee is paid based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.300%	Up to and including $1 billion
1.250%	Over $1 billion, up to and including $5 billion
1.200%	Over $5 billion, up to and including $10 billion
1.150%	Over $10 billion, up to and including $15 billion
1.100%	Over $15 billion, up to and including $20 billion
1.050%	In excess of $20 billion

34 Semiannual Report

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FT (MAURITIUS) OFFSHORE INVESTMENTS LIMITED
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
(Expressed in U.S. Dollars)

For the period ended April 30, 2016, the annualized effective investment management fee rate was 1.300% of the Fund’s average daily net assets.

b. Administrative Fees

The Portfolio pays an administrative fee to International Financial Services Limited (IFS), a Mauritius company, an annual fee of $30,000 plus reimbursement of certain expenses. Certain directors of the Portfolio are also directors of IFS.

4. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended April 30, 2016, aggregated $6,844,290 and $23,163,257, respectively.

5. Concentration of Risk

Investing in Indian equity securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), differing legal standards and changing local and regional economic, political and social conditions, which may result in greater market volatility.

6. Fair Value Measurements

The Portfolio follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Portfolio’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Portfolio’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepay- ment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Portfolio has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At April 30, 2016, all of the Portfolio’s investments in financial instruments carried at fair value were valued using Level 1 inputs.

7. Subsequent Events

The Portfolio has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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Semiannual Report 35

FRANKLIN TEMPLETON INTERNATIONAL TRUST
FRANKLIN INDIA G ROWTH FUND

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held April 12, 2016, the Board of Trustees (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “non-interested Trustees” or “independent Trustees”), approved renewal of the investment management agreement for Franklin India Growth Fund (Fund). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, risk control, pricing, brokerage commissions and execution, and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Broadridge reports, which utilize data from Lipper, Inc. (Lipper), compared the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also received a report on all marketing support payments made by FTI to financial intermediaries during the past year, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement and subadvisory agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing fee structure was fair and reasonable and that continuance of each agreement was in the best interests of such Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT, AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders, except as noted later with respect to investment performance and expenses. The Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Additionally, the Board noted the Manager’s continued attention to pricing and valuation issues, particularly with respect to complex securities. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm that also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a pre-designated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also

36 Semiannual Report franklintempleton.com

FRANKLIN TEMPLETON INTERNATIONAL TRUST
FRANKLIN INDIA G ROWTH FUND
SHAREHOLDER INFORMATION

took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and steps taken by FTI to enhance analytical support to the investment management groups and provide additional oversight of liquidity risk and complex securities. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued introduction of new funds and reassessment of the fund offerings in response to the market environment.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Broadridge report furnished for the agreement renewals. The Broadridge report prepared for the Fund showed the investment performance of its Class A shares in comparison to a performance universe selected by Lipper. Comparative performance for the Fund was shown for the one-year period ended January 31, 2016, and previous periods ended that date of up to ten years unless otherwise noted. The following summarizes the performance results for the Fund and the Board’s view of such performance.

The performance universe for the Fund consisted of the Fund and all retail and institutional India region funds as selected by Lipper. The Broadridge report comparison showed the Fund’s total return to be in the middle performing quintile of such performance universe for the one-year period ended January 31, 2016, and on an annualized basis to be in the second-highest performing quintile of such universe during the previous three-and five-year periods. The Fund has been in operation less than 10 years. The Board was satisfied with the Fund’s overall comparative performance as set forth in the Broadridge report.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fee and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon information taken from the Fund’s most recent annual report which reflects historical asset levels which may be quite different from those currently existing, particularly in a period of market volatility.

While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of the investment management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares for those funds with multiple classes of shares. The Broadridge report showed the contractual investment management fee rate for the Fund to be above but within 14 basis points of the median of its Lipper expense group, and its actual total expense ratio to be below the median of such group. The Board found the contractual investment management fee rate and total expense ratio of the Fund as shown in the Broadridge reports to be acceptable, and noted that shareholders of the Fund benefited from a waiver of fees.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2015, being the most recent fiscal year end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while Management continuously makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in

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Semiannual Report 37

FRANKLIN TEMPLETON INTERNATIONAL TRUST
FRANKLIN INDIA GROWTH FUND
SHAREHOLDER INFORMATION

establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with the service providers and counter-parties. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The asset level of the Fund was approximately $117 million on December 31, 2015, and the Board believed the size of the Fund afforded no meaningful economies of scale.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

38 Semiannual Report

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Semiannual Report and Shareholder Letter
Franklin India Growth Fund

Investment Manager
Franklin Advisers, Inc.

Subadvisor
Templeton Asset Management Ltd.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2016 Franklin Templeton Investments. All rights reserved.	141 S 06/16

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.                            N/A

Item 5. Audit Committee of Listed Registrants.               N/A

Item 6. Schedule of Investments.                            N/A

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.                   N/A

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.                                        N/A

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.      N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)  Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b)   Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON INTERNATIONAL TRUST

By /s/ LAURA F. FERGERSON

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  June 24, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ LAURA F. FERGERSON

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  June 24, 2016

By /s/ GASTON GARDEY

      Gaston Gardey

      Chief Financial Officer and Chief Accounting Officer

Date  June 24, 2016